UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2011

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AMCOL INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware State of Other Jurisdiction of Incorporation	1-14447 Commission File Number	36-0724340 I.R.S. Employer Identification Number

2870 Forbs Avenue

Hoffman Estates, IL 60192

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 851-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2011, the Board of Directors of AMCOL International Corporation (the “Company”) elected Frederick J Palensky, Ph.D. to the Board of Directors. Dr. Palensky will serve as a Class II Director and will stand for election by all shareholders at the 2012 Annual Meeting of Shareholders.  Dr. Palensky was also appointed to serve on the Compensation Committee.  The Board of Directors determined that Dr. Palensky is an independent director under the regulations of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange.

A copy of the press release issued by the Company announcing the appointment of Dr. Palensky to the Board of Directors is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1           Press Release, dated September 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOL INTERNATIONAL CORPORATION
Date:	September 30, 2011	By:	/s/ Donald W. Pearson
Donald W. Pearson
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press Release titled “AMCOL International Corporation (NYSE:ACO) Announces Appointment of New Director”